Lincoln National Variable Annuity Account H
                            (Shareholder's Advantage)

    Supplement Dated October 16, 2000, to the Prospectus Dated April 1, 2000

     This supplement describes certain changes to the Prospectus for Lincoln National Variable Annuity Account H (Shareholder's Advantage).

     Under the section titled "Charges and other deductions - Sales charge", the note following Item c is deleted in its entirety. The special sales charge calculation for Texas contracts is no longer applicable. Texas contracts issued after October 10, 2000, can utilize the definition of owner's investment as set forth in the Prospectus.


Please keep this Supplement with your Prospectus.